UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2012

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd., St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 4, 2013, LMI Aerospace, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to announce the completion of its acquisition (the “Acquisition”) of all of the outstanding equity interests of Valent Aerostructures, LLC (“Valent”).  The Company is filing this Amendment No. 1 (this “Amendment”) to the Original Report to file the restated consolidated financial statements of Valent that were required to be filed either as part of the Original Report or by amendment thereto.  This Amendment and the exhibits attached hereto are hereby incorporated by reference into the registration statements on Form S-8 (File No. 333-126768) and Form S-3 (File No. 333-170454) filed by the Company with the U.S. Securities and Exchange Commission on July 21, 2005 and November 8, 2010, respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The Reports of the Independent Registered Public Accounting Firm, the restated consolidated financial statements of Tech Aerospace Group, LLC as of and for the year ended December 31, 2009, the restated consolidated financial statements of Valent as of and for the years ended December 31, 2010 and December 31, 2011, the consolidated financial statements of Valent as of and for the nine-month periods ended September 30, 2011 and September 30, 2012, and the notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro forma financial information.

The historical pro forma financial information required to be filed as part of the Original Report or this Amendment will be filed by further amendment to this Amendment as soon as practicable but not later than March 11, 2013.

(d)	Exhibits.

See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2013

LMI AEROSPACE, INC.

	By:	/s/ Lawrence E. Dickinson
Lawrence E. Dickinson
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Mayer Hoffman McCann P.C., Independent Registered Public Accounting Firm

99.1
Audited restated consolidated financial statements of Tech Aerospace Group, LLC as of and for the year ended December 31, 2009, audited restated consolidated financial statements of Valent as of and for the years ended December 31, 2010 and December 31, 2011, and unaudited consolidated financial statements of Valent as of and for the nine-month periods ended September 30, 2011 and September 30, 2012; and the notes thereto.